UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008 (August 25, 2008)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio	43015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On August 27, 2008, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its third quarter ended July 31, 2008. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”): (i) for the third quarter of both 2008 and 2007, net income before restructuring charges and timberland disposals, net on a consolidated basis; (ii) for the third quarter of both 2008 and 2007, diluted earnings per Class A share and per Class B share before restructuring charges and timberland disposals, net on a consolidated basis; (iii) for the third quarter of both 2008 and 2007, operating profit before restructuring charges and timberland disposals, net on a consolidated basis, (iv) for the third quarter of both 2008 and 2007, operating profit before restructuring charges with respect to its Industrial Packaging and Paper Packaging segments, and (v) for the third quarter of both 2008 and 2007, operating profit before restructuring charges and timberland disposals, net with respect to its Timber segment. Net income before restructuring charges and timberland disposals, net on a consolidated basis is equal to GAAP net income plus restructuring charges less timberland disposals, net, net of tax, on a consolidated basis. Diluted earnings per Class A share and per Class B share before restructuring charges and timberland disposals, net on a consolidated basis is equal to GAAP diluted earnings per Class A share and per Class B share plus restructuring charges less timberland disposals, net, net of tax, on a consolidated basis. Operating profit before restructuring charges and timberland disposals, net on a consolidated basis is equal to GAAP operating profit plus restructuring charges less timberland disposals, net on a consolidated basis. Operating profit before restructuring charges with respect to its Industrial Packaging and Paper Packaging segments is equal to that segment’s GAAP operating profit plus that segment’s restructuring charges. Operating profit before restructuring charges and timberland disposals, net with respect to its Timber segment is equal to that segment’s GAAP operating profit plus that segment’s restructuring charges timberland disposals, net.

The Company discloses the non-GAAP Measures described in Items (i) through (v), above, because management believes that these non-GAAP Measures are a better indication of the Company’s operational performance than GAAP net income, diluted earnings per Class A share and per Class B share and operating profit since they exclude restructuring charges, which are not representative of ongoing operations, and timberland disposals, net, which are volatile from period to period. These non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company.

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	On August 25, 2008, the Company’s Board of Directors adopted various amendments to the Company’s bylaws. These amendments were included in the Second Amended and Restated By-Laws concurrently approved by the Board. The Second Amended and Restated By-Laws is attached as Exhibit 99.2 to this Current Report on Form 8-K. The following provides a description of the amendments adopted by the Board:

•

The Company’s Chief Executive Officer, rather than the President, is now authorized to call special meetings of stockholders and directors. The Company’s President is no longer authorized to call special meetings of stockholders or directors.

•

Proposals of stockholders intended to be presented at the Company’s annual meeting of stockholders or presented for inclusion in the Company’s proxy statement must be received by the Company for inclusion in the proxy statement and form of proxy on or prior to 120 days before the date of the proxy statement that was issued for the preceding fiscal year.

•

For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. For these purposes, business includes a proposal to nominate and elect directors other than those proposed by management in the Company’s proxy materials. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 75 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

•

At all meetings for the election of directors at which a quorum is present, the candidates receiving the greatest number of votes are elected. Any other matter submitted to stockholders at a meeting at which a quorum is present will be decided by the vote of the holders of the majority of the stock having voting power, represented in person or by proxy, unless the matter is one upon which a different vote is required by express provision of the statutes, the certificate of incorporation or the bylaws, in which case such express provision shall govern and control the decision of such matter. Unless otherwise provided in the certificate of incorporation, each stockholder will at every meeting of stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

•	With respect to vacancies in the Board of Directors, if there are no directors then in office, then an election of directors may be held in the manner provided by statute.

•	A director may participate in a meeting of the Board of Directors through any conference telephone or similar communications equipment if all directors participating can hear each other.

•	The specified officers of the Company now include a Chief Executive Officer and a Chief Financial Officer.

•

The Chairman or Chief Executive Officer has such power, authority and duties as prescribed by law and as may be determined by the Board of Directors. All other officers, including the President, have such power, authority and duties as determined from time to time by the Chief Executive Officer.

•

The Company’s indemnification obligations extend to persons providing service with respect to the Company’s employee benefit plans. The indemnification provisions were clarified to provide that no indemnification would be made in respect of any claim, issue or matter as to which such person had been adjudged to be liable to the Company “for negligence or misconduct in the performance of his or her duties to the Company” (new language in quotation marks), unless, and only to the extent that the Court of Chancery, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on August 27, 2008, announcing the financial results for its third quarter ended July 31, 2008.

99.2	Amended and Restated By-Laws of Greif, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: August 29, 2008	By	/s/ Donald S. Huml
Donald S. Huml, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on August 27, 2008, announcing the financial results for its third quarter ended July 31, 2008.

99.2	Amended and Restated By-Laws of Greif, Inc.